         SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Beverly National Corporation

                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:




(2)     Aggregate number of securities to which transaction applies:



            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):




(4)     Proposed maximum aggregate value of transaction:



(5)     Total fee paid:



[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:


(2)     Form, Schedule or Registration Statement no.:


(3)     Filing party:

                        Beverly National Corporation

(4)     Date filed:

                        March 21, 2002

                          BEVERLY NATIONAL CORPORATION

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 26, 2002

                        ---------------------------------

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Beverly National Corporation ("Corporation") will be held at the main office of the Corporation at 240 Cabot Street, Beverly, Massachusetts, on March 26, 2002 at 3 o'clock P.M., for the purpose of considering and voting upon the following matters:

     (1) Fixing the number of directors who shall constitute the full Board of Directors at ten.

     (2) Election as director of the individuals listed as nominees in the Proxy Statement accompanying this notice of meeting, who, together with the directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors.

     (3) Such other matters as may properly be brought before the meeting and any adjournment thereof.

     The record date and hour for the determining shareholders entitled to notice of, and to vote at, this meeting has been fixed at 5 o'clock P.M., February 22, 2002.

                                           By Order of the Board of Directors.

                                           /s/ Paul J. Germano
                                           ----------------------
                                           Paul J. Germano, Clerk


February 26, 2002

--------------------------------------------------------------------------------

          PLEASE SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY
         IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. YOU MAY NEVERTHELESS
                  VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

--------------------------------------------------------------------------------

                          BEVERLY NATIONAL CORPORATION

                                 PROXY STATEMENT

                       2002 ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 26, 2002


     The following information is furnished in connection with the solicitation of proxies by the management of Beverly National Corporation ("Corporation"), whose principal executive office is located at 240 Cabot Street, Beverly, Massachusetts (telephone: 978-922-2100) for use at the 2002 Annual Meeting of Shareholders of the Corporation to be held on March 26, 2002.

     As of February 22, 2002, 1,647,057 shares of common stock, $2.50 par value ("Common Stock"), of the Corporation were outstanding and entitled to be voted.

     The record date and hour for determining shareholders entitled to vote has been fixed at 5 o'clock P.M., February 22, 2002. Only shareholders of record at such time will be entitled to notice of, and to vote at the meeting. Shareholders are urged to sign the enclosed form of proxy solicited on behalf of the management of the Corporation and return it at once in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholder's directions. If no directions are given, proxies will be voted to fix the number of directors at ten, and to elect the nominees listed below.

     The affirmative vote of the holders of a majority of the Common Stock of the Corporation present or represented and voting at the meeting is required to fix the number of directors at ten. The affirmative vote of a plurality of the votes cast by shareholders is required to elect directors.

     The 2001 Annual Report of the Corporation containing financial statements for 2001 is being mailed to shareholders with the mailing of this Notice and Proxy Statement.

     The cost of the solicitation of proxies is being paid by the Corporation. The Proxy Statement will be mailed to shareholders of the Corporation on or about February 26, 2002.

                      DETERMINATION OF NUMBER OF DIRECTORS
                            AND ELECTION OF DIRECTORS
                            -------------------------

     The persons named as proxies intend to vote to fix the number of directors for the ensuing year at ten and vote for the election of the individuals named below as nominees for election as director, to hold office until the 2005 annual meeting as described below. If any nominee should not be available for election at the time of the meeting, the persons named as proxies may vote for another person in their discretion or may vote to fix the number of directors at less than ten. The management does not anticipate that any nominee will be unavailable.

     The By-Laws of the Corporation provide in substance that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the term of office of one class shall expire and a successor class be elected at each annual meeting of the shareholders.

     The present number of directors is ten. It is proposed by the Board that at the meeting, the number of directors who shall constitute the full Board of Directors until the next annual meeting be fixed at ten, and the three nominees, Mr. Neiland J. Douglas, Jr., Mr. Mark B. Glovsky, and Mr. Lawrence M. Smith be elected to serve until 2005, as listed below.

     Opposite the name of the nominees for election at this meeting and each director continuing in office in the following tables are shown: (1) the number of shares of stock of the Corporation owned beneficially by the individual, including exercisable stock options; (2) the date on which the individual's term of office as director began; (3) the term of office for which the individual will serve; and (4) the individual's current principal occupation or employment.


                      Nominees For Election at This Meeting
                      -------------------------------------

                           Shares of                 On Board of
                           Stock Owned               Directors of
                           Beneficially              the Corporation
                           as of                     or Its                     Term
                           February 22, 2002         Predecessor                of               Principal
Name                       (1)(2)                    Since                      Office           Occupation
----                       ------                    -----                      ------           ----------
Neiland J. Douglas, Jr.    23,552                    1977                       2005             President, Morgan
                                                                                                 & Douglas Planning
                                                                                                 and Research

Mark B. Glovsky             5,100                    1996                       2005             Attorney, Partner
                                                                                                 of the Law Firm
                                                                                                 of Glovsky &
                                                                                                 Glovsky

Lawrence M. Smith          79,103                    1981                       2005             President & Chief
                                                                                                 Executive Officer,
                                                                                                 Beverly National
                                                                                                 Corporation and
                                                                                                 Beverly National
                                                                                                 Bank

                         Directors Continuing in Office
                         ------------------------------

                           Shares of                 On Board of
                           Stock Owned               Directors of
                           Beneficially              the Corporation
                           As of                     or Its                     Term
                           February 22, 2002         Predecessor                of               Principal
Name                       (1)(2)                    Since                      Office           Occupation
----                       ------                    -----                      ------           ----------
Richard H. Booth           15,800                    1993                       2004             Stockbroker-
                                                                                                 Retired

John N. Fisher             21,630                    1989                       2003             President,
                                                                                                 Fisher & George
                                                                                                 Electrical Co., Inc.

John L. Good, III          20,492                    1987                       2004             Vice President/
                                                                                                 Community Rela-
                                                                                                 tions & Develop-
                                                                                                 ment - NE Health
                                                                                                 Systems, Inc.

Alice B. Griffin           14,724                    1992                       2003             Consultant

Robert W. Luscinski         1,800                    1999                       2003             Certified Public
                                                                                                 Accountant

Clark R. Smith             10,586                    1981                       2004             Attorney,
                                                                                                 Family Foundation

James D. Wiltshire         20,100                    1993                       2003             Consultant

NOTE
----

(1) Beneficial ownership of stock for the purpose of this statement includes securities owned by the spouse and minor children and any relative with the same address. Certain directors may disclaim beneficial ownership of certain of the shares listed beside their names.

(2) Includes stock options to purchase shares which were exercisable as of February 22, 2002 or within 60 days thereafter, as listed: Richard H. Booth, 5,400; Neiland J. Douglas, Jr., 19,360; John N. Fisher, 450; Mark B. Glovsky, 4,600; John L. Good, III, 6,900; Alice B. Griffin, 2,800; Robert
     W. Luscinski, 1,200; Clark R. Smith; 4,600; Lawrence M. Smith, 45,480; and James D. Wiltshire, 8,200.

                                  OTHER MATTERS
                                  -------------

     The management knows of no business which will be presented for consideration at the meeting other than that set forth in this Proxy Statement. However, if any such business comes before the meeting, the persons named as proxies will vote thereon according to their best judgment.


                                           By Order of the Board of Directors.

                                           /s/ Lawrence M. Smith
                                           ---------------------
                                           Lawrence M. Smith
                                           President


Beverly, Massachusetts
February 26, 2002

                          BEVERLY NATIONAL CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                 March 26, 2002

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned shareholder of BEVERLY NATIONAL CORPORATION hereby nominates, constitutes and appoints Richard
F. Mooney and Kevin M. Dalton, Esq. and each of them (with full power to act alone), true and lawful attorneys, agents and proxies, with power of substitution to each, to attend the 2002 Annual Meeting of the Shareholders of said Corporation to be held at the main office of the Corporation, 240 Cabot Street, Beverly, Massachusetts, on March 26, 2002 at 3 o'clock P.M., and any adjournments thereof, and thereat to vote or otherwise act in respect of all the shares of capital stock of said Corporation that the undersigned shall be entitled to vote, with all powers the undersigned would possess if personally present, upon the following matters:

                                                                       FOR         AGAINST         ABSTAIN
A.     1.  Fixing the number of directors who shall
           constitute the full Board of Directors at ten.             (   )         (   )           (   )

       2.  Election as directors of the individuals listed
           as nominees in the Proxy Statement accompanying
           this Proxy, who, together with the directors whose         (   )         (   )           (   )
           terms of office do not expire at this meeting, will
           constitute the full Board of Directors.

       3.  Whatever other business may be brought before
           said meeting or any adjournment thereof.                   (   )         (   )           (   )

B. IF ANY OF THE INDIVIDUALS LISTED AS A NOMINEE FOR DIRECTOR IN THE PROXY STATEMENT DATED FEBRUARY 26, 2002 AND THE ACCOMPANYING NOTICE OF SAID MEETING IS UNAVAILABLE AS A CANDIDATE OR ANY OTHER NOMINATION IS MADE OR IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON OR PERSONS ACTING HEREUNDER UNLESS EITHER "AGAINST" OR "ABSTAIN" IS INDICATED IN RESPONSE TO ITEM A.3 ABOVE.

         THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT.

         Dated:  February 26, 2002


                                        --------------------------------------
                                        (Signature of Shareholder)


                                        --------------------------------------
                                        (Signature of Shareholder)


         When acting as attorney, executor,
         administrator, trustee or guardian,
         please give full title.  If more than       No. of Shares:  _________
         one trustee, all should sign.